SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) December 5, 2000
                                                         ----------------
       (December 4, 2000)
       ------------------

                            ICG COMMUNICATIONS, INC.
        ----------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                  Delaware           1-11965         84-1342022
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        (State of Incorporation)   (Commission     (IRS Employer
                                   File Number)    Identification No.)

              161 Inverness Drive West, Englewood, Colorado 80112
              ---------------------------------------------------
                    (Address of principal executive offices)

                            ICG HOLDINGS (CANADA) CO.
        ----------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                Canada             1-11052       Not Applicable
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       (State of Incorporation) (Commission      (IRS Employer
                                File Number)     Identification No.)

              161 Inverness Drive West, Englewood, Colorado 80112
              ---------------------------------------------------
                    (Address of principal executive offices)

                               ICG HOLDINGS, INC.
       -----------------------------------------------------------------
               (Exact name of registrant as specified in charter)

               Colorado           33-96540             84-1158866
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       (State of Incorporation) (Commission         (IRS Employer
                                File Number)        Identification No.)

              161 Inverness Drive West, Englewood, Colorado 80112
              ---------------------------------------------------
                    (Address of principal executive offices)

                                ICG FUNDING, LLC
       -----------------------------------------------------------------
               (Exact name of registrant as specified in charter)

               Delaware          333-40495          84-1434980
       -----------------------------------------------------------------
       (State of Incorporation) (Commission      (IRS Employer
                                File Number)    Identification No.)

              161 Inverness Drive West, Englewood, Colorado 80112
              ---------------------------------------------------
                    (Address of principal executive offices)

       Registrants' telephone numbers, including area codes (888)424
                                                            ---------
       1144 and (303) 414-5000
       ------------------------

       Item 5.   Other Events.
       ------    ---------------------------

     In a press release dated December 4, 2000, ICG Communications, Inc., a Delaware corporation (the "Company"), announced the resignation of Mr. William
S. Beans, Jr., President and Chief Operating Officer, Harry R. Herbst, Executive Vice President and Chief Financial Officer, Cindy Schonhaut, Executive Vice
President - Government and External Affairs and Carla J. Wolin, Executive Vice President - People Services, effective as of December 4, 2000. The Company's day-to-day operations will be overseen by Randall E. Curran, Chief Executive Officer. Richard Fish has been appointed Executive Vice President and Chief Financial Officer. LaCharles Keese has been appointed Senior Vice President - Government and External Affairs and Gayle Landis was appointed Senior Vice President - People Services. A copy of a press release related to the resignations is attached.



       Item 7.   Exhibit.
       ------    --------

                 (c)  Exhibit
                      -------

                      99.1 Press Release, dated December 4, 2000.


                                INDEX TO EXHIBIT

Exhibit No.                  Description
-----------                 -------------
99.1                 Press Release, dated December 4, 2000.



                                  EXHIBIT 99.1

                     Press Release, dated December 4, 2000.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.


       Dated: December 5, 2000.                ICG COMMUNICATIONS, INC.

                                               By:/s/ Richard Fish
                                                  ----------------------
                                                   Richard Fish
                                                   Executive Vice President and
                                                   Chief Financial Officer
                                                   (Principal Financial Officer)

                                               ICG HOLDINGS (CANADA) CO.

                                               By: /s/ Richard Fish
                                                   ---------------------
                                                   Richard Fish
                                                   Executive Vice President and
                                                   Chief Financial Officer
                                                   (Principal Financial Officer)

                                               ICG HOLDINGS,  INC.

                                               By: /s/ Richard Fish
                                                   ---------------------
                                                   Richard Fish
                                                   Executive Vice President and
                                                   Chief Financial Officer
                                                   (Principal Financial Officer)


                                               ICG FUNDING, LLC

                                               By: ICG Communications, Inc.
                                                   Common Member and Manager

                                               By: /s/ Richard Fish
                                                   ---------------------
                                                   Richard Fish
                                                   Executive Vice President and
                                                   Chief Financial Officer
                                                   (Principal Financial Officer)